UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2006

INNERWORKINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52170	36-4469346
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 West Chicago Avenue Suite 850 Chicago, Illinois	60610
(Address of principal executive offices)	(Zip Code)

(312) 642-3700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) On November 20, 2006, InnerWorkings, Inc. (the “Company”) issued a press release announcing that Linda Wolf had been appointed to the Company’s Board of Directors. Ms. Wolf’s appointment was effective November 15, 2006. Ms. Wolf is the retired Chairman and Chief Executive Officer of Leo Burnett Worldwide. Ms. Wolf’s committee assignments have not yet been determined. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits:

Exhibit No.	Description
99.1	Press Release dated November 20, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNERWORKINGS, INC.

Dated: November 21, 2006	By:	/s/ Steven E. Zuccarini
	Name:	Steven E. Zuccarini
	Title:	Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated November 20, 2006.